EXHIBIT 99.2

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher Westad, the President, Chief Financial Officer and Director of Able Energy, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Annual Report on Form 10-KSB of the Company for the fiscal year ended June 30, 2002 (the "Report") fully complies with the requirements of
      Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: September 23, 2002


                                       /s/ Christopher Westad
                                       ----------------------
                                       Name: Christopher Westad
                                       Title: President, Chief Financial Officer
                                              and Director